                                                                EXHIBIT 99.4.(j)

             ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE

    THIS Assignment and Assumption Agreement AND BILL OF SALE ("AGREEMENT") dated as of September 30, 1996 by and between INVESTORS ASSET HOLDING CORP., not in its individual capacity, but solely as Trustee of "AFG/Denver and Rio Grande Trust", having its principal place of business at 98 N. Washington Street Boston, Massachusetts 02114 ("Seller"), and RSL Finance Limited Partnership II, having a principal place of business at 2300 Miami Center, 201 S. Biscayne Blvd., Miami, Florida 33131-4329 ("Purchaser"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in a Purchase and Sale Agreement between Seller and Purchaser as of September 30, 1996.


1.  ASSIGNMENT OF LEASE.

    Seller hereby assigns, and Purchaser hereby assumes, all of Seller's right, title, interest, duties and obligations in and to the lease ("Lease") as listed on the attached Schedule A. In accordance with the Lease, Seller represents and warrants that, so long as no breach or event of default, or event which, with the giving of notice or the passage of time or both, would constitute an event of default, has occurred and is continuing under the Lease, Seller shall warrant Lessee's right of quiet use and possession of the Equipment thereunder against all persons claiming by or through Seller.

2.  SALE OF THE EQUIPMENT.

    In consideration of the sum of $36,550.00 ("Purchase Price"), payable in immediately available funds, Seller hereby sells and transfers to Purchaser all of its right, title and interest in and to the Equipment, together with all warranties, express or implied, received from the manufacturer or vendor thereof. Seller hereby represents and warrants to Purchaser that Seller is conveying good title to the Equipment, free and clear of all liens and encumbrances other than the leasehold estate of Lessee under the Lease or any liens created by the Lessee. The Purchase Price is due on the Closing Date. All taxes, in any way arising out of this transaction, including without limitation transfer taxes arising out of the assignment of the Lease, shall be solely for the account of the Purchaser.

3.  REPRESENTATIONS.

        (a) Seller, in order to induce Purchaser to enter into this Agreement, hereby represents and warrants to Purchaser that (i) each of this Agreement and each agreement and instrument related hereto has been duly authorized, executed and delivered by the Seller, and is enforceable against Seller in accordance with their respective terms; (ii) the Lease represents the entire agreement between the Seller as lessor and the Lessee with respect to the leasing of the Equipment; (iii) the Lease is in full force and effect, without modification or amendment; (iv) to the best of Seller's knowledge, no event of default has occurred and is continuing thereunder; (v) the rents payable under the Lease are not subject to any defenses, set-off or counterclaims; (vi) as of the date hereof there are no sales taxes or other governmental charges due with respect to the Equipment or the Lease other than those payable by Lessee under the Lease and excluding any taxes that are based on or measured by the net income of Lessor. If applicable, Purchaser agrees to provide Seller with a resale tax exemption certificate.

    (b) EXCEPT AS SPECIFICALLY SET FORTH HEREIN AND IN THE PURCHASE AND SALE AGREEMENT OF EVEN DATE HEREWITH, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER CONCERNING THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, THE SELECTION, QUALITY, OR CONDITION OF THE EQUIPMENT, OR ITS MERCHANTABILITY, ITS SUITABILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE OPERATION OR PERFORMANCE OF THE EQUIPMENT OR PATENT INFRINGEMENT OR THE LIKE.

4.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

    Purchaser, in order to induce Seller to enter into this Agreement, hereby represents and warrants to Seller that (i) each of this Agreement and each agreement and instrument related hereto has been duly authorized, executed and delivered by Purchaser, and is enforceable against it in accordance with their respective terms; and (ii) so long as no breach or event of default has occurred under the Lease, Purchaser shall warrant Lessee's right of quiet use and possession of the Equipment thereunder against all persons claiming by or through Purchaser.

5.  ASSUMPTION OF THE LEASE BY PURCHASER.

    The Purchaser hereby assumes all the right, title and interest, duties and obligations of the Seller under the Lease, and agrees to pay or perform all such duties and obligations.

6.  GOVERNING LAW.  EXECUTION IN COUNTERPARTS.

    This Agreement is to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement may be executed in multiple counterparts, each of which, taken together, shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and do each hereby warrant and represent that their respective signatures appear below are on the date of this Agreement, and will be on the Closing Date, duly authorized by all necessary and appropriate action to execute this Agreement.


SELLER:                             PURCHASER:

Investors Asset Holding Corp.,      RSL Finance Limited Partnership II
not in its individual capacity
but solely as Trustee of
"AFG/Denver and Rio Grande Trust"

By: /s/ James F. Livesey            By: /s/ Roland St. Louis
    -------------------------           --------------------------

Title: Vice President               Title: President
      -----------------------              -----------------------



SWORN TO AND SUBSCRIBED BEFORE ME THIS ------- DAY OF --------, ------.

SIGNATURE:
              --------------------

PRINT NAME:                         DATE COMMISSION EXPIRES: ---/---/---
              --------------------

SEAL

                                   EXHIBIT 1

             ASSIGNMENT AND ASSUMPTION AGREEMENT AND BILL OF SALE

    THIS Assignment and Assumption Agreement AND BILL OF SALE ("AGREEMENT") dated as of September 30, 1996 by and between INVESTORS ASSET HOLDING CORP., not in its individual capacity, but solely as Trustee of "AFG/Denver and Rio Grande Trust", having its principal place of business at 98 N. Washington Street Boston, Massachusetts 02114 ("Seller"), and RSL Finance Limited Partnership II, having a principal place of business at 2300 Miami Center, 201 S. Biscayne Blvd., Miami, Florida 33131-4329 ("Purchaser"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in a Purchase and Sale Agreement between Seller and Purchaser as of September 30, 1996.


1.  ASSIGNMENT OF LEASE.

    Seller hereby assigns, and Purchaser hereby assumes, all of Seller's right, title, interest, duties and obligations in and to the lease ("Lease") as listed on the attached Schedule A. In accordance with the Lease, Seller represents and warrants that, so long as no breach or event of default, or event which, with the giving of notice or the passage of time or both, would constitute an event of default, has occurred and is continuing under the Lease, Seller shall warrant Lessee's right of quiet use and possession of the Equipment thereunder against all persons claiming by or through Seller.

2.  SALE OF THE EQUIPMENT.

    In consideration of the sum of $10.00 ("Purchase Price"), payable in immediately available funds, Seller hereby sells and transfers to Purchaser all of its right, title and interest in and to the Equipment, together with all warranties, express or implied, received from the manufacturer or vendor thereof. Seller hereby represents and warrants to Purchaser that Seller is conveying good title to the Equipment, free and clear of all liens and encumbrances other than the leasehold estate of Lessee under the Lease or any liens created by the Lessee. The Purchase Price is due on the Closing Date. All taxes, in any way arising out of this transaction, including without limitation transfer taxes arising out of the assignment of the Lease, shall be solely for the account of the Purchaser.

3.  REPRESENTATIONS.

        (a) Seller, in order to induce Purchaser to enter into this Agreement, hereby represents and warrants to Purchaser that (i) each of this Agreement and each agreement and instrument related hereto has been duly authorized, executed and delivered by the Seller, and is enforceable against Seller in accordance with their respective terms; (ii) the Lease represents the entire agreement between the Seller as lessor and the Lessee with respect to the leasing of the Equipment; (iii) the Lease is in full force and effect, without modification or amendment; (iv) to the best of Seller's knowledge, no event of default has occurred and is continuing thereunder; (v) the rents payable under the Lease are not subject to any defenses, set-off or counterclaims; (vi) as of the date hereof there are no sales taxes or other governmental charges due with respect to the Equipment or the Lease other than those payable by Lessee under the Lease and excluding any taxes that are based on or measured by the net income of Lessor. If applicable, Purchaser agrees to provide Seller with a resale tax exemption certificate.

    (b) EXCEPT AS SPECIFICALLY SET FORTH HEREIN AND IN THE PURCHASE AND SALE AGREEMENT OF EVEN DATE HEREWITH, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER CONCERNING THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, THE SELECTION, QUALITY, OR CONDITION OF THE EQUIPMENT, OR ITS MERCHANTABILITY, ITS SUITABILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE OPERATION OR PERFORMANCE OF THE EQUIPMENT OR PATENT INFRINGEMENT OR THE LIKE.

4.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.

    Purchaser, in order to induce Seller to enter into this Agreement, hereby represents and warrants to Seller that (i) each of this Agreement and each agreement and instrument related hereto has been duly authorized, executed and delivered by Purchaser, and is enforceable against it in accordance with their respective terms; and (ii) so long as no breach or event of default has occurred under the Lease, Purchaser shall warrant Lessee's right of quiet use and possession of the Equipment thereunder against all persons claiming by or through Purchaser.

5.  ASSUMPTION OF THE LEASE BY PURCHASER.

    The Purchaser hereby assumes all the right, title and interest, duties and obligations of the Seller under the Lease, and agrees to pay or perform all such duties and obligations.

6.  GOVERNING LAW.  EXECUTION IN COUNTERPARTS.

    This Agreement is to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement may be executed in multiple counterparts, each of which, taken together, shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and do each hereby warrant and represent that their respective signatures appear below are on the date of this Agreement, and will be on the Closing Date, duly authorized by all necessary and appropriate action to execute this Agreement.


SELLER:                             PURCHASER:

Investors Asset Holding Corp.,      RSL Finance Limited Partnership II
not in its individual capacity
but solely as Trustee of
"AFG/Denver and Rio Grande Trust"

By: /s/ James F. Livesey            By: /s/ Roland St. Louis
   --------------------------          --------------------------
Title: Vice President               Title: President
      -----------------------             -----------------------


SWORN TO AND SUBSCRIBED BEFORE ME THIS ------- DAY OF --------, ------.

SIGNATURE:
              --------------------

PRINT NAME:                         DATE COMMISSION EXPIRES: ---/---/---
              --------------------

SEAL